GOODWILL	12 Months Ended
Dec. 31, 2022
GOODWILL.
GOODWILL

12.GOODWILL

As of December 31, 2022 and 2021, goodwill was $37,797,301 and $4,918,823, respectively. See “Note 9 – Disposition of Subsidiary” and “Note 10 – Business Acquisitions” for further information.

The following are activities for goodwill for the year ended December 31:

	2022	2021
Balance at Beginning of Year	$4,918,823	$4,815,999
Acqusitions During the Year	38,729,250	2,198,742
Disposal of Subsidiary	—	(2,095,918)
Impairments During the Year	(5,850,772)	—
Balance at End of Year	$37,797,301	$4,918,823

Goodwill is assigned to the reporting unit, which is the operating segment level or one level below the operating segment. Goodwill arises when the purchase price for acquired businesses exceeds the fair value of tangible and intangible assets acquired less assumed liabilities. Goodwill is reviewed annually for impairment or more frequently if impairment indicators arise. The goodwill impairment test compares the fair value of a reporting unit with its carrying amount. The amount by which the carrying amount exceeds the reporting unit’s fair value is recognized as a goodwill impairment loss. The Company conducts its annual goodwill impairment assessment as of the last day of the fiscal year. During the year ended December 31, 2022, management noted indications of impairment on the goodwill of its CPG reporting unit and recorded an impairment expense of $5,850,772 as a result of unforeseen market demand and updated earnings projections in the consumer packaged goods market. No such indicators of goodwill impairment were noted during the year ended December 31, 2021.